UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 21, 2007

CPI CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10204	43-1256674
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 231-1575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

CPI Corp. (the “Company”) entered into an Amendment No. 2 (the “Amendment”) dated as of December [20], 2007 with Computershare Trust Company. N.A., as successor rights agent to Harris Trust and Savings Bank, as Rights Agent, to the Rights Agreement dated as of March 13, 2000 (the “Rights Agreement”), as amended on September 5, 2007 (“Amendment No. 1”), by and between CPI Corp. and Harris Trust and Savings Bank. The Amendment pertains to (a) David M. Meyer, who is currently Chairman of the Company’s board of directors, and his affiliates and persons with whom he is a beneficial owner (as such terms are defined in the Rights Agreement) (the “Core Knightspoint Group”), (b) each person who was (for any length of time) a member of the Core Knightspoint Group on or after December 21, 2007 and (c) any person who is a beneficial owner with or affiliate of any member of the Core Knightspoint Group or any person described in clause (b) above (collectively, the “Knightspoint Group”). Michael Koeneke and Mark Mitchell, two of the Company’s Directors, are also part of, or affiliated with, the Core Knightspoint Group.

The Amendment permits the Knightspoint Group to obtain beneficial ownership of up to 40% of the Company’s common shares (defined as “Exempt Person” status); provided, that:

(1) each person who ceases to be a member of the Core Knightspoint Group does not acquire shares of the Company’s common shares if, as a result, such person would become, directly or indirectly, the beneficial owner of more than the greater of (x) the percentage of the shares of the Company’s common shares outstanding that such person beneficially owned immediately after it ceased to be a member of the Core Knightspoint Group and (y) 20% of the outstanding common shares of the Company;

(2) each person who is or ever becomes a member of the Knightspoint Group delivers to the Secretary of the Company, on the date that is the latest of (x) December 21, 2007, (y) the date upon which such person becomes a member of the Knightspoint Group, and (z) the date upon which such person first becomes the direct beneficial owner of any common shares, an irrevocable proxy and agreement which shall (a) grant an irrevocable proxy to the Secretary of the Company to vote from time to time the pro rata portion of common shares of the Company beneficially owned by the Knightspoint Group in excess of 20% of the Company’s common shares outstanding (the “Excess Shares”) owned by such Person, which shares shall be voted by the Secretary of the Company in the same proportion as the votes of all stockholders of the Company, including the Knightspoint Group, (b) contain an affirmative covenant by such person that it will never acquire common shares if, as a result, the number of shares of common shares directly or indirectly beneficially owned by all members of the Knightspoint Group in the aggregate would be equal to 40% or more of the common shares outstanding and (c) contain an affirmative covenant by such person (if such person was previously a member of the Core Knightspoint Group) that it will comply with requirements set forth in clause (1) above; and

(4) no member of the Knightspoint Group takes any legal action in a court of law to contest the validity of the irrevocable proxy and agreement.

Further, the Knightspoint Group shall not be disqualified from Exempt Person status as the result of an acquisition of common shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by the Knightspoint Group to 40% or more of the common shares of the Company then outstanding; provided, however, that if the Knightspoint Group shall become the Beneficial Owner of 40% or more of the common shares of the Company then outstanding by reason of such an acquisition by the Company and shall, after such acquisition, become the Beneficial Owner of any additional common shares and fail to divest any such additional common shares within five (5) days after written request from the Company, then the Knightspoint Group shall not vote any Common Shares Beneficially Owned by any of them in opposition to the recommendations of the Board of Directors of the Company without the approval of the Company.

Before the Amendment, the threshold of 30% would have applied to the Knightspoint Group, which was implemented in Amendment No. 1 to the Rights Agreement.

The irrevocable proxy and agreement will remain in effect until termination of the Rights Agreement. If the Knightspoint Group fails (for any reason and without regard to the fault or lack of fault of any particular member of the Knightspoint Group) to comply with clause (1) above, the Knightspoint Group shall not be disqualified from Exempt Person status as a result of such breach of clause (1), provided that the Knightspoint Group cures such breach within five (5) days after written notice identifying such breach from the Company to the members of the Knightspoint Group of which the Company is aware. In the event that the Knightspoint Group shall fail (for any reason and without regard to the fault or lack of fault of any particular member of the Knightspoint Group) to comply with certain provisions of the terms of the Rights Agreement described above, then during the period in which the breach is outstanding, the Knightspoint Group shall not vote any common shares beneficially owned by any of them in opposition to the recommendations of the board of directors of the Company without the approval of the Company.

The description of the Amendment and the Rights Agreement provided above is qualified in its entirety by reference to the full texts of the Amendment (including the form of irrevocable proxy and agreement), which is attached hereto as Exhibit 4.1, Amendment No. 1, which is attached as Exhibit 4.1 to the Current Report on Form 8-K dated September 6, 2007, and the Rights Agreement, which is attached as Exhibit 4.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2000. The Amendment, Amendment No. 1 and the Rights Agreement are incorporated into this Item 1.01 by reference.

The Company will consider amendments to the Rights Agreement similar to the

Amendment upon the request of other significant stockholders of the Company.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is filed with this current report on Form 8-K:

4.1 Amendment No. 1, dated September 5, 2007, by and between CPI Corp. and Computer Share Investor Services, LLC, as successor to Harris Trust and Savings Bank, as Rights Agent, to the Rights Agreement dated as of March 13, 2000, by and between CPI Corp. and Harris Trust and Savings Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI CORP.

By:	/s/ Jane E. Nelson
Jane E. Nelson

Secretary and General Counsel

Dated: December 21, 2007

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